UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2020

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.75% Junior Subordinated Notes	PJH	New York Stock Exchange
5.70% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 21, 2020, Prudential Financial, Inc. (the “Company”) closed the sale of $800,000,000 in aggregate principal amount of its 3.700% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2050 (the “2050 Notes”) and $500,000,000 in aggregate principal amount of its 4.125% Junior Subordinated Notes due 2060 (the “2060 Notes”, and, together with the 2050 Notes, the “Notes”).

The documents listed below in Item 9.01 relate to the sale of the Notes and are filed as exhibits to this Current Report on Form 8–K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 18, 2020, among the Company and Wells Fargo Securities, LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, with respect to the 2050 Notes.

1.2	Underwriting Agreement, dated August 18, 2020, among the Company and Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein, with respect to the 2060 Notes.

4.1	Subordinated Debt Securities Indenture, dated June 17, 2008, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 17, 2008).

4.2	Fourteenth Supplemental Indenture, dated August 21, 2020, between the Company and The Bank of New York Mellon, as Trustee, with respect to the 2050 Notes.

4.3	Fifteenth Supplemental Indenture, dated August 21, 2020, between the Company and The Bank of New York Mellon, as Trustee, with respect to the 2060 Notes.

4.4	Form of 2050 Note (included in Exhibit 4.2).

4.5	Form of 2060 Note (included in Exhibit 4.3).

5.1	Opinion of John M. Cafiero, dated August 21, 2020.

8.1	Tax opinion of Sullivan & Cromwell LLP, dated August 21, 2020, with respect to the 2050 Notes.

8.2	Tax opinion of Sullivan & Cromwell LLP, dated August 21, 2020, with respect to the 2060 Notes.

23.1	Consent of John M. Cafiero (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP with respect to the 2050 Notes (included in Exhibit 8.1).

23.3	Consent of Sullivan & Cromwell LLP with respect to the 2060 Notes (included in Exhibit 8.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2020

PRUDENTIAL FINANCIAL, INC.

By:	/s/ John M. Cafiero
Name:	John M. Cafiero
Title:	Vice President and Assistant Secretary